UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 11, 2014

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2014-3

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-192513-02

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-192513

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

61-6517906

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

8585 North Stemmons Freeway, Suite 1100-N

Dallas, Texas 75247

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the issuance of the of Class A-1 0.25000% Auto Loan Asset Backed Notes, Class A-2-A 0.54% Auto Loan Asset Backed Notes, Class A-2-B LIBOR + 0.28% Auto Loan Asset Backed Notes, Class A-3 0.81% Auto Loan Asset Backed Notes, Class B 1.45% Auto Loan Asset Backed Notes, the Class C 2.13% Auto Loan Asset Backed Notes and the Class D 2.65% Auto Loan Asset Backed Notes (the “Publicly Registered Notes”) by Santander Drive Auto Receivables Trust 2014-3 (the “Issuer”) described in the Final Prospectus Supplement dated June 11, 2014, the Registrant has entered into the agreement listed in Item 9.01(d), Exhibit 1.1 below.

Item 8.01. Other Events.

In connection with the issuance of the Publicly Registered Notes and the Class E 3.49% Auto Loan Asset Backed Notes by the Issuer described in the Final Prospectus Supplement dated June 11, 2014, the Registrant and/or the Issuer intend to enter into the agreement(s) listed in Item 9.01(d), Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 below, substantially in the form filed herewith. It is anticipated that the Notes will be issued on June 18, 2014.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of June 11, 2014, among Santander Drive Auto Receivables LLC (“Santander Drive”), Santander Consumer USA Inc. (“SCUSA”) and Wells Fargo Securities, LLC, on its own behalf and as representative of the several underwriters.

4.1	Indenture, to be dated as of June 18, 2014, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, to be dated as of June 18, 2014, between SCUSA and Santander Drive.

10.2	Sale and Servicing Agreement, to be dated as June 18, 2014, among the Issuer, Santander Drive, SCUSA and the Indenture Trustee.

10.3	Administration Agreement, to be dated as of June 18, 2014, among the Issuer, SCUSA, as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, to be dated as of June 18, 2014, between Santander Drive and Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee for the Issuer.

Form 8-K re: transaction documents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 13, 2014	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Jason Kulas
	Name:	Jason Kulas
	Title:	Chief Financial Officer and Chief Accounting Officer

Form 8-K re: transaction documents